UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Stationsplein 45 3013 AK Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500

(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

LyondellBasell Industries N.V. (the “Company”) has issued a press release this morning, February 3, 2015, announcing its earnings for the quarter ended December 31, 2014, a copy of which is furnished herewith as Exhibit 99.1

Item 7.01 Regulation FD Disclosure.

The Company is holding a conference call to discuss its fourth quarter 2014 results on February 3, 2015. Information about the call can be found in the press release furnished herewith as Exhibit 99.1.

A copy of the slide materials to be discussed on the conference call, which will be available at the time of the teleconference and afterwards, are furnished herewith as Exhibit 99.2. The slides can be accessed on the Company’s website at www.lyondellbasell.com

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated February 3, 2015

99.2	Presentation – LyondellBasell Industries N.V. Fourth Quarter 2014 Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: February 3, 2015	By:	/s/ Craig B. Glidden
Craig B. Glidden
Executive Vice President

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated February 3, 2015

99.2	Presentation – LyondellBasell Industries N.V. Fourth Quarter 2014 Earnings